                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  210 CAPITAL, LLC

Item                                    Information

Name:                                   210 Capital, LLC

Address:                                8214 Westchester Drive, Suite 950,
                                        Dallas, TX 75225

Designated Filer:                       210/GSB Acquisition Partners, LLC

Date of Event Requiring                 August 18, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:                              By:     Covenant RHA Partners, L.P.
                                        Its:    Member

                                        By:     RHA Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Robert H. Alpert
                                                ----------------------------
                                        Name:   Robert H. Alpert
                                        Title:  President
                                        Date:   August 22, 2017

                                        By:     CCW/LAW Holdings, LLC
                                        Its:    Member

                                        By:     /s/ C. Clark Webb
                                                --------------------------------
                                        Name:   C. Clark Webb
                                        Title:  Sole Member
                                        Date:   August 22, 2017

2.  COVENANT RHA PARTNERS, L.P.

Item                                    Information

Name:                                   Covenant RHA Partners, L.P.

Address:                                8214 Westchester Drive, Suite 950,
                                        Dallas, TX 75225

Designated Filer:                       210/GSB Acquisition Partners, LLC

Date of Event Requiring                 August 18, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:                              By:    RHA Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Robert H. Alpert
                                               ---------------------------------
                                        Name:  Robert H. Alpert
                                        Title: President
                                        Date:  August 22, 2017

3.  CCW/LAW HOLDINGS, LLC

Item                                    Information

Name:                                   CCW/LAW Holdings, LLC

Address:                                8214 Westchester Drive, Suite 950,
                                        Dallas, TX 75225

Designated Filer:                       210/GSB Acquisition Partners, LLC

Date of Event Requiring                 August 18, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:                              By:    /s/ C. Clark Webb
                                               ---------------------------------
                                        Name:  C. Clark Webb
                                        Title: Sole Member
                                        Date:  August 22, 2017

4.  RHA INVESTMENTS, INC.

Item                                    Information

Name:                                   RHA Investments, Inc.

Address:                                8214 Westchester Drive, Suite 950,
                                        Dallas, TX 75225

Designated Filer:                       210/GSB Acquisition Partners, LLC

Date of Event Requiring                 August 18, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:                              By:     /s/ Robert H. Alpert
                                                --------------------------------
                                        Name:   Robert H. Alpert
                                        Title:  President
                                        Date:   August 22, 2017

5.  ROBERT H. ALPERT

Item                                    Item

Name:                                   Robert H. Alpert

Address:                                8214 Westchester Drive, Suite 950,
                                        Dallas, TX 75225

Designated Filer:                       210/GSB Acquisition Partners, LLC

Date of Event Requiring                 August 18, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              /s/ Robert H. Alpert
                                        ----------------------------------------
                                        ROBERT H. ALPERT

                                        Date:   August 22, 2017

6.  C. CLARK WEBB

Item                                    Information

Name:                                   C. Clark Webb

Address:                                8214 Westchester Drive, Suite 950,
                                        Dallas, TX 75225

Designated Filer:                       210/GSB Acquisition Partners, LLC

Date of Event Requiring                 August 18, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:

                                        /s/ C. Clark Webb
                                        ----------------------------------------
                                        C. CLARK WEBB

                                        Date:   August 22, 2017